Item 26. Exhibit (g) iv. a.

___________________________________________________________________________

NOTE: certain information enclosed within brackets
has been excluded from this exhibit because it is
both (i) not material and (ii) would likely cause
competitive harm to the registrant if publicly disclosed.
___________________________________________________________________________

CO# [_____]

TAI Code: [_____]

[_____]

AMENDMENT

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT Dated April 1, 2005
(herein after called the “Agreement”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, Springfield, Massachusetts,
C.M. LIFE INSURANCE COMPANY, Enfield, Connecticut,
and MML BAY STATE LIFE INSURANCE COMPANY, Enfield, Connecticut
(hereinafter called the “Ceding Company”)

and

RGA REINSURANCE COMPANY, St. Louis, Missouri
(hereinafter called the “Reinsurer”)

This Amendment is Effective February 1, 2016

I.	Effective upon policy anniversary renewal beginning February 1, 2016, Schedule D.1 and Schedule J of The Agreement are hereby revised by the attached “Schedule D.1: Revised February 1, 2016” and “Schedule J: Revised February 1, 2016”. This amendment will serve to update rates in accordance with the [_____] as described in Schedule D.2 ([_____], eff 2/1/2010) of this treaty. [_____] Rate changes apply to [_____] as well as [_____]. The rates herein shall be used for any billing transactions effective on or after February 1, 2016 excluding [_____].

II.        All provisions and conditions of the Agreement not specifically modified herein remain unchanged.

[SIGNATURE PAGE FOLLOWS]

Attachments: “Schedule D.1: Revised February 1, 2016” and “Schedule J: [_____] Revised February 1, 2016”

[_____]

[page break]

IN WITNESS WHEREOF, the Ceding Company and the Reinsurer have caused their names to be subscribed and duly attested hereunder by their respective Officers and assignees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

BY:	/s/ Peter G Ferris	ATTEST:	/s/ John M Valencia
	Peter G Ferris		John M Valencia
	Vice President & Actuary		Assistant Vice President & Actuary

DATE:	4-28-16	DATE:	4-28-16

MML BAY STATE LIFE INSURANCE COMPANY

BY:	/s/ Peter G Ferris	ATTEST:	/s/ John M Valencia
	Peter G Ferris		John M Valencia
	Vice President & Actuary		Assistant Vice President & Actuary

DATE:	4-28-16	DATE:	4-28-16

C.M. LIFE INSURANCE COMPANY

BY:	/s/ Peter G Ferris	ATTEST:	/s/ John M Valencia
	Peter G Ferris		John M Valencia
	Vice President & Actuary		Assistant Vice President & Actuary

DATE:	4-28-16	DATE:	4-28-16

RGA REINSURANCE COMPANY
BY:	/s/ Brian Sibley	ATTEST:	/s/ Matthew C Fingerhut

TITLE:	VP & Business Development	TITLE:	VP & Actuary

DATE:	4/26/2016	DATE:	4/26/2016

[page break]

SCHEDULE D.1: Revised February 1, 2016

PREMIUMS

PRODUCT: [_____]

Rate Name: [_____]

The following rates are applicable for certificates issued on or after April 1, 2005, for the [_____] category of the [_____] product. This rate category is intended for [_____] that meet all [_____].

The consideration [_____] shall be based on the appropriate [_____] taken from the [_____] in Schedule J: [_____] Revised February 1, 2016, [_____]:

Pay Maximum MassMutual

Risk Class Percentage Pay Percentage Admin Code

[_____]

For [_____] rates, the rates in the [_____] in Schedule J: [_____] Revised February 1, 2016 will be [_____].

These rates will be subject to a [_____] as described in Schedule D.2:[_____].

[_____]%

[page break]

Schedule J: [_____] Revised February 1, 2016
(Note: The [_____])
Base Rate Table: the following table will be used as the base rate table. This table will be
[_____] listed in Exhibit C to [_____].

For [_____] rates, the rates in the [_____] will be
[_____].

Base Rate Table		Monthly Rate Per $1000 of Amount at Risk [table deleted] [page break] [table deleted]			k
	Male		Female
Attained		Male	[_____]	Female
Age	[_____]	[_____]		[_____]

Item 26. Exhibit (g) iv. a.

___________________________________________________________________________

NOTE: certain information enclosed within brackets
has been excluded from this exhibit because it is
both (i) not material and (ii) would likely cause
competitive harm to the registrant if publicly disclosed.
___________________________________________________________________________

CO# [_____]

TAI Code: [_____]

[_____]

REVISED AMENDMENT

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT Dated April 1, 2005

(herein after called the “Agreement”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, Springfield, Massachusetts,

C.M. LIFE INSURANCE COMPANY, Enfield, Connecticut,

and MML BAY STATE LIFE INSURANCE COMPANY, Enfield, Connecticut

(herein after called the “Ceding Company”)

and

RGA REINSURANCE COMPANY, St. Louis, Missouri

(herein after called the “Reinsurer”)

This revised Amendment is Effective February 1, 2016 and terminates and supersedes Amendment [_____] signed on April 28, 2016.

I.	Effective upon policy anniversary renewal beginning February 1, 2016, Schedule D.1 and Schedule J of The Agreement are hereby revised by the attached “Schedule D.1: Revised February 1, 2016” and “Schedule J: Revised February 1, 2016”. This amendment will serve to update rates in accordance with the [_____] as described in Schedule D.2 ([_____], eff 2/1/2010) of this treaty. Rate changes apply to [_____] as well as [_____]. The rates herein shall be used for any billing transactions effective on or after February 1, 2016 excluding [_____].

II.	All provisions and conditions of the Agreement not specifically modified herein remain unchanged.

[SIGNATURE PAGE FOLLOWS]

Attachments: “Schedule D.1: Revised February 1, 2016” and “Schedule J: [_____] Revised February 1, 2016”

[_____]

[page break]

IN WITNESS WHEREOF, the Ceding Company and the Reinsurer have caused their names to be subscribed and duly attested hereunder by their respective Officers and assignees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

BY:	/s/ Peter G Ferris	ATTEST:	/s/ John M Valencia
	Peter G Ferris		John M Valencia
	Vice President & Actuary		Assistant Vice President & Actuary

DATE:	5-18-16	DATE:	5-18-16

MML BAY STATE LIFE INSURANCE COMPANY

BY:	/s/ Peter G Ferris	ATTEST:	/s/ John M Valencia
	Peter G Ferris		John M Valencia
	Vice President & Actuary		Assistant Vice President & Actuary

DATE:	5-18-16	DATE:	5-18-16

C.M. LIFE INSURANCE COMPANY

BY:	/s/ Peter G Ferris	ATTEST:	/s/ John M Valencia
	Peter G Ferris		John M Valencia
	Vice President & Actuary		Assistant Vice President & Actuary

DATE:	5-18-16	DATE:	5-18-16

RGA REINSURANCE COMPANY
BY:	/s/ Brian Sibley	ATTEST:	/s/ Susan Willeat

PRINT NAME:	Brian Sibley	PRINT NAME:	Susan Willeat

TITLE:	V.P. Business Development	TITLE:	VP & Managing Actuary

DATE:	5/13/2016	DATE:	5/13/2016

[page break]

SCHEDULE D.1: Revised February 1, 2016

PREMIUMS

PRODUCT: [_____]

Rate Name: [_____]

The following rates are applicable for certificates issued on or after April 1, 2005, for the [_____] category of the [_____] product. This rate category is intended for [_____] that meet all [_____].

The consideration [_____] shall be based on the appropriate [_____] taken from the [_____] in Schedule J: [_____] Revised February 1, 2016, [_____]:

Pay Maximum MassMutual

Risk Class Percentage Pay Percentage Admin Code

[_____]

For [_____] rates, the rates in the [_____] in Schedule J: [_____] Revised February 1, 2016 will be [_____].

These rates will be subject to a [_____] as described in Schedule D.2: [_____].

[_____]%

[page break]

Schedule J: [_____] Revised February 1, 2016
(Note: The [_____])
Base Rate Table: the following table will be used as the base rate table. This table will be
[_____] in Exhibit C to [_____].

For [_____] rates, the rates in the [_____] will be
[_____].

Base Rate Table		Monthly Rate Per $1000 of Amount at Risk [table deleted] [page break] [table deleted]			k
	Male		Female
Attained		Male	[_____]	Female
Age	[_____]	[_____]		[_____]